Exhibit 99.1

Intermolecular Announces Second Quarter 2013 Financial Results
Early Stage CDP with Tier One Customer Marks Entry into $80 Billion Display Market
SAN JOSE, Calif., July 25, 2013 -- Intermolecular, Inc. (Nasdaq: IMI)-accelerating research and development (R&D) for semiconductor and clean energy industries-today announced results for its second quarter ended June 30, 2013.
Revenue for the second quarter of 2013 was $16.6 million, representing a slight increase on a year-over-year basis from $16.5 million in the second quarter of 2012. Collaborative development program (or CDP) revenue was $12.8 million for the quarter, compared to $11.2 million in the year-ago period. Licensing and royalty revenue was $3.8 million, compared to $3.3 million for the same period a year ago. The Company did not recognize any product revenue in the second quarter of 2013, compared to $2.1 million in the year-ago period.
Gross margin in the second quarter of 2013 was 57.0%, compared to 55.0% in the first quarter and 54.7% in the second quarter of 2012.
For the second quarter of 2013, the Company reported a net loss of $(744) thousand or $(0.02) per share, compared to a net loss of $(960) thousand, or $(0.02) per share for the second quarter of 2012.
Intermolecular reports revenue, costs of revenue, gross margin, operating income (loss), net income (loss) and earnings (loss) per share in accordance with GAAP and additionally on a non-GAAP basis. A reconciliation of the non-GAAP financial measures with the most directly comparable GAAP measure, as well as a description of the items excluded from the non-GAAP measures, is included in the financial statements portion of this press release.
On a non-GAAP basis, the Company reported net income of $620 thousand or $0.01 per share, compared to a net loss of $(33) thousand, or $(0.00) per share in the second quarter of 2012.
“Following our CDP and IP licensing agreement announcement last quarter with Epistar in LED, we are pleased to announce an early-stage CDP with a tier-one customer in the $80 billion display market,” said David Lazovsky, President and CEO of Intermolecular, Inc. “By successfully transitioning our internal R&D in LED and display to paid customer programs, our R&D expense declined 12% sequentially. In the first half of 2013, we executed on our growth and diversification strategy, and demonstrated the scalability of our business as we convert internal R&D into paid CDPs with IP licensing and royalty terms in large, high volume end-markets. Intermolecular has grown the number of CDP and IP licensing agreements from seven at the end of 2012 to nine as of Q2 2013.”
In the second quarter, the Company refinanced its 4.0% note with Symyx with a $25.0 million near term credit facility at 2.75%, all of which was used, together with existing cash, to repay the Company's $26.3 million principal obligation to Symyx. The credit facility may be converted, at the Company's option, into a 3-year term loan at 3.25%. Cash flows from operations for the second quarter of 2013 were $6.2 million, offset by $1.3 million in cash used in the repayment of the Company's note with Symyx. Additionally, the Company invested $5.0 million in capital expenditures in the second quarter, and ended the quarter with cash and investments of $80.8 million.
Outlook for Third Quarter 2013
The following statements are based on current expectations for the third quarter of 2013.
The Company projects revenue in the range of $15.0 to $16.0 million. This revenue projection includes $14.2 million from reported backlog as of June 30, 2013.
Non-GAAP net loss, excluding stock-based compensation expense, is projected between a non-GAAP net loss of $(2.0) million and $(1.0) million, or between $(0.04) per share to $(0.02) per share, on approximately 45 million basic shares outstanding.

Conference Call Today
Intermolecular will hold a conference call at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time today with David Lazovsky, President and Chief Executive Officer, and Reed Birnbaum, VP of Finance and Corporate Controller, to discuss second quarter 2013 results and other business developments.
The call can be accessed by dialing (877) 251-1860; international callers should dial (224) 357-2386. Please dial-in ten minutes prior to the scheduled conference call time. A live and archived webcast of the call will be available on Intermolecular's Website at http://ir.intermolecular.com for up to 30 days after the call.
About Intermolecular, Inc.
Intermolecular® has pioneered a proprietary approach to accelerate research and development, innovation, and time-to-market for the semiconductor and clean energy industries. The approach consists of the Company's proprietary High Productivity Combinatorial (HPC™) platform, coupled with its multi-disciplinary team. Through paid collaborative development programs (CDPs) with its customers, Intermolecular develops proprietary technology and intellectual property for its customers focused on advanced materials, processes, integration and device architectures. Founded in 2004, Intermolecular is based in San Jose, California. "Intermolecular" and the Intermolecular logo are registered trademarks; and "HPC” is a trademark of Intermolecular, Inc.; all rights reserved. Learn more at www.intermolecular.com.
Forward-Looking Statements
Statements made in this press release and the related earnings conference call that are not statements of historical fact are forward-looking statements. Forward-looking statements are subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to, but are not limited to: expectations regarding our future revenue and non-GAAP net income for the third quarter of 2013; the extent to which third quarter 2013 revenue will incorporate backlog from the end of the second quarter; the scope of the opportunities with Micron, Epistar and the top-tier display manufacturer under the new agreements; the extent to which the new agreements with these companies can demonstrate the value of the HPC platform and our ability to develop innovative technology and IP that yield a sustained, competitive advantage for our customers; the impact of the narrower scope of CDP activities with GLOBALFOUNDRIES; and the likelihood and potential value of future licensing and royalty streams among our existing CDPs (including next-gen, non-volatile memory). Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from expectations, including but not limited to our revenue mix; the extent to which our backlog will convert to revenue; technical progress under our CDPs; expectations of customers with respect to their business and technology in 2013 and beyond, including but not limited to implementation of their technology roadmaps (including timing), performance relative to the competitors in their respective fields, and successful volume manufacturing and commercialization of products that incorporate our technology; the scalability of our financial model and future earnings leverage; the anticipated closing of the acquisition of Elpida by Micron and the impact to our business if the acquisition closes; the size of potential market opportunities in the semiconductor and clean energy industries in general, as well as in particular market segments (including but not limited to the display market) within each industry; our anticipated successful expansion into some of these market segments, and anticipated growth in our current markets through expansion of existing customer CDPs and the entry into CDPs with new customers; our ability to execute on our strategy, prove our business model and remain technologically competitive in rapidly evolving industry conditions; commercial acceptance of our HPC platform and methodology as effective R&D tools; our ability to achieve and sustain profitability; the ability of our customers to achieve their announced product roadmaps in a timely manner; the extent to which we are able to successfully extend and expand relationships with existing customers; our ability to manage the growth of our business; the rapid technology changes and volatility in the semiconductor industry; the early stage of development of the clean energy industry; our potential need for future capital to finance our operations; and other risks described in our 2012 Form 10-K and our Form 10-Q for the first quarter ended March 31, 2013, each as filed with the SEC and available at www.sec.gov, particularly in their respective sections titled "Risk Factors." Forward-looking statements speak only as of the date the statements are made and are based on information available to us at the time those statements are made and/or management's good faith belief as of that time with respect to future events. We assume no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.

Intermolecular, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts, Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenue:
Collaborative development program and services revenue	$12,799	$11,160	$23,702	$23,355
Product revenue	—	2,057	3,104	2,735
Licensing and royalty revenue	3,809	3,296	7,235	6,805
Total revenue	16,608	16,513	34,041	32,895
Cost of revenue	7,140	7,474	14,983	14,662
Gross profit	9,468	9,039	19,058	18,233

Operating expenses:
Research and development	5,448	5,760	11,620	10,828
Sales and marketing	1,578	1,272	3,215	2,512
General and administrative	3,042	2,722	6,034	5,540
Total operating expenses	10,068	9,754	20,869	18,880

Operating loss	(600)	(715)	(1,811)	(647)
Interest expense, net	(231)	(250)	(481)	(499)
Other income, net	87	12	68	6
Loss before provision for income taxes	(744)	(953)	(2,224)	(1,140)
Income tax provision	—	7	6	6
Net loss	$(744)	$(960)	$(2,230)	$(1,146)

Basic and diluted net loss per common share	$(0.02)	$(0.02)	$(0.05)	$(0.03)

Shares used in basic and diluted net loss per common share	44,630	42,650	44,386	42,446

Intermolecular, Inc.
Condensed Consolidated Balance Sheets
(In thousands, Unaudited)

	As of June 30,	As of December 31,
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$79,812	$78,283
Marketable securities	1,000	—
Total cash, cash equivalents and marketable securities	80,812	78,283
Accounts receivable, net	4,989	8,330
Inventory, current portion	1,627	1,631
Prepaid expenses and other current assets	1,257	1,361
Total current assets	88,685	89,605

Inventory, net of current portion	4,488	3,160
Property and equipment, net	25,937	24,058
Intangible assets, net	7,010	6,671
Other assets	173	191
Total assets	$126,293	$123,685

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$744	$971
Accrued compensation and employee benefits	2,702	3,397
Deferred revenue	5,747	3,130
Accrued liabilities	4,297	3,386
Note payable	25,000	26,514
Total current liabilities	38,490	37,398

Other long-term liabilities	467	770
Total liabilities	38,957	38,168

Stockholders’ equity:
Common stock	45	44
Additional paid-in capital	190,826	186,778
Accumulated deficit	(103,535)	(101,305)
Total stockholders’ equity	87,336	85,517
Total liabilities and stockholders’ equity	$126,293	$123,685

Intermolecular, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands, Unaudited)

	Six Months Ended June 30,
	2013	2012
Cash flows from operating activities:
Net loss	$(2,230)	$(1,146)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,546	3,852
Stock-based compensation	2,764	1,754
Impairment of long-lived assets	—	930
Loss on disposal of property and equipment	6	—
Changes in operating assets and liabilities:
Prepaid expenses and other assets	139	858
Inventory	(931)	(1,431)
Accounts receivable	3,341	5,180
Accounts payable	(155)	(274)
Accrued and other liabilities	(32)	(1,062)
Deferred revenue	2,617	(6,081)
Net cash provided by operating activities	10,065	2,580
Cash flows from investing activities:
Purchase of short-term investments	(1,001)	(2,201)
Redemption of short-term investments	1	—
Purchase of property and equipment	(6,457)	(1,833)
Capitalized intangible assets	(833)	(595)
Net cash used in investing activities	(8,290)	(4,629)
Cash flows from financing activities:
Proceeds from debt	25,000	—
Payment of debt	(26,514)	(344)
Proceeds from exercise of common stock options	1,268	968
Net cash (used in) provided by financing activities	(246)	624
Net increase (decrease) in cash and cash equivalents	1,529	(1,425)
Cash and cash equivalents at beginning of period	78,283	81,002
Cash and cash equivalents at end of period	$79,812	$79,577

Non-GAAP Financial Measures
To supplement the financial data presented on a GAAP basis, we also disclose certain non-GAAP financial measures, which exclude the effect of stock-based compensation. These non-GAAP financial measures are not prepared in accordance with GAAP, do not serve as an alternative to GAAP and may be calculated differently than non-GAAP financial information disclosed by other companies. These results should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. We believe that our non-GAAP financial information provides useful information to management and investors regarding financial and business trends relating to our financial condition and results of operations because the non-GAAP measures exclude charges that management considers to be outside of Intermolecular's core operating results. We believe that the non-GAAP measures of revenue, cost of revenue, gross margin, operating income (loss), net income (loss) and earnings (loss) per share, viewed in combination with our financial results calculated in accordance with GAAP, provide investors with additional perspective and a more meaningful understanding of our ongoing operating performance. In addition, management uses these non-GAAP measures to review and assess financial performance, to determine executive officer incentive compensation and to plan and forecast performance in future periods.

Intermolecular, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share amounts, Unaudited)

	Three Months Ended June 30, 2013
	GAAP Results	Stock-based Compensation	Non-GAAP Results
Revenue:
Collaborative development program and services revenue	$12,799	—	$12,799
Product revenue	—	—	—
Licensing and royalty revenue	3,809	—	3,809
Total revenue	16,608	—	16,608
Cost of revenue (a)	7,140	(398)	6,742
Gross profit	9,468	398	9,866

Operating expenses:
Research and development (a)	5,448	(289)	5,159
Sales and marketing (a)	1,578	(277)	1,301
General and administrative (a)	3,042	(400)	2,642
Total operating expenses	10,068	(966)	9,102

Operating (loss) income	(600)	1,364	764
Interest expense, net	(231)	—	(231)
Other income, net	87	—	87
(Loss) income before provision for income taxes	(744)	1,364	620
Income tax provision	—	—	—
Net (loss) income	$(744)	1,364	$620

Basic net (loss) income per common share	$(0.02)		$0.01
Diluted net (loss) income per common share	$(0.02)		$0.01

Shares used in basic net (loss) income per common share	44,630		44,630
Shares used in diluted net (loss) income per common share	44,630		48,374

(a) Stock-based Compensation reflects expense recorded relating to stock-based awards. The Company excludes this item when it evaluates the continuing operational performance of the Company, as management believes this GAAP measure is not indicative of its core operating performance.

Intermolecular, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share amounts, Unaudited)

	Six Months Ended June 30, 2013
	GAAP Results	Stock-based Compensation	Non-GAAP Results
Revenue:
Collaborative development program and services revenue	$23,702	$—	$23,702
Product revenue	3,104	—	3,104
Licensing and royalty revenue	7,235	—	7,235
Total revenue	34,041	—	34,041
Cost of revenue (a)	14,983	(772)	14,211
Gross profit	19,058	772	19,830
Operating expenses:
Research and development (a)	11,620	(684)	10,936
Sales and marketing (a)	3,215	(557)	2,658
General and administrative (a)	6,034	(751)	5,283
Total operating expenses	20,869	(1,992)	18,877
Operating (loss) income	(1,811)	2,764	953
Interest expense, net	(481)	—	(481)
Other income, net	68	—	68
(Loss) income before provision for income taxes	(2,224)	2,764	540
Income tax provision	6	—	6
Net (loss) income	$(2,230)	$2,764	$534
Basic net (loss) income per common share	$(0.05)		$0.01
Diluted net (loss) income per common share	$(0.05)		$0.01

Shares used in basic net (loss) income per common share	44,386		44,386
Shares used in diluted net (loss) income per common share	44,386		48,562

(a) Stock-based Compensation reflects expense recorded relating to stock-based awards. The Company excludes this item when it evaluates the continuing operational performance of the Company, as management believes this GAAP measure is not indicative of its core operating performance.

Intermolecular, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share amounts and percentages, Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
GAAP cost of net revenue	$7,140	$7,474	$14,983	$14,662
Stock-based compensation expense (a)	(398)	(246)	(772)	(530)
Non-GAAP cost of net revenue	$6,742	$7,228	$14,211	$14,132

GAAP gross profit	$9,468	$9,039	$19,058	$18,233
Stock-based compensation expense (a)	398	246	772	530
Non-GAAP gross profit	$9,866	$9,285	$19,830	$18,763

As a percentage of net revenue:
GAAP gross margin	57.0%	54.7%	56.0%	55.4%
Non-GAAP gross margin	59.4%	56.2%	58.3%	57.0%

GAAP operating loss	$(600)	$(715)	$(1,811)	$(647)
Stock-based compensation expense (a):
- Cost of net revenue	398	246	772	530
- Research and development	289	221	684	430
- Sales and marketing	277	226	557	351
- General and administrative	400	234	751	443
Non-GAAP operating income	$764	$212	$953	$1,107

GAAP net loss	$(744)	$(960)	$(2,230)	$(1,146)
Stock-based compensation expense (a)	1,364	927	2,764	1,754
Non-GAAP net income (loss)	$620	$(33)	$534	$608

Shares used in computing Non-GAAP basic earnings per share	44,630	42,650	44,386	42,446

Shares used in computing Non-GAAP diluted earnings per share	48,374	42,650	48,562	47,274

Non-GAAP earnings per share:
Basic net income (loss) per common share	$0.01	$(0.00)	$0.01	$0.01

Diluted net income (loss) per common share	$0.01	$(0.00)	$0.01	$0.01

(a) Stock-based Compensation reflects expense recorded relating to stock-based awards. The Company excludes this item when it evaluates the continuing operational performance of the Company, as management believes this GAAP measure is not indicative of its core operating performance.

CONTACTS:

Press Contact
David Moreno
MCA Public Relations
dmoreno@mcapr.com
+1.650.968.8900 x125

Investors
Gary Hsueh
Intermolecular, Inc.
Sr. Director of Corporate Development and Investor Relations
gary.hsueh@intermolecular.com
+1.408.582.5635